10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
----
Managed Income Fund
Security
--------
Evergreen Resources Inc
Transaction
-----------
 Date
-----
3/5/2004

Cost

$575,435

Offering Purchase
-----------------
0.290%
Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Goldman, Sachs & Co.
BNP PARIBAS
UBS Financial Services, Inc.
Wachovia Securities, Inc.
Banc One Capital Markets, Inc.


Fund
----
Managed Income Fund
Security
--------
Nations Rent Cos Inc
Transaction
-----------
 Date
-----
10/16/2003

Cost

$750,000

Offering Purchase

0.300%

Broker
------
Jefferies & Company, Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Jefferies & Company, Inc.
Wachovia Capital Markets, LLC



Fund
----
Managed Income Fund
Security
--------
Genesis Healthcare Corp
Transaction
-----------
 Date
-----
10/23/2003

Cost

$2,500,000

Offering Purchase
-----------------
1.250%
Broker
------
Lehman Brothers
Underwriting
------------
Syndicate
---------
Members
-------
Lehman Brothers
UBS Financial Services, Inc.
Credit Suisse First Boston LLC
Goldman, Sachs & Co.
Wachovia Capital Markets, LLC

Fund
----
Managed Income Fund
Security
--------
Cincinnati Bell Inc
Transaction
-----------
 Date
-----
10/31/2003

Cost

$4,100,000

Offering Purchase

0.795%

Broker

Banc of America Securities LLC Underwriting Syndicate Members Banc of America Securities LLC Credit Suisse First Boston LLC Goldman, Sachs & Co.

Wachovia Capital Markets, LLC
Lehman Brothers



Fund
----
Managed Income Fund
Security
--------
IMAX Corp
Transaction
-----------
 Date
-----
11/19/2003

Cost

$6,000,000

Offering Purchase

3.750%

Broker

Credit Suisse First Boston LLC
Underwriting
------------
Syndicate
---------
Members
-------
Credit Suisse First Boston LLC
Jefferies & Company, Inc.
Wachovia Capital Markets, LLC
U.S. Bancorp Piper Jaffray